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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  December 28, 2005

                         Russ Berrie and Company, Inc.
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               (Exact Name of Registrant as Specified in Charter)


       New Jersey                       1-8681                 22-1815337
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)



                   111 Bauer Drive, Oakland, New Jersey 07436
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              (Address of Principal Executive Offices)  (Zip Code)

       Registrant's telephone number, including area code: (201) 337-9000
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Acceleration of Options

Effective December 28, 2005, Russ Berrie and Company, Inc. (the "Company") amended all outstanding stock option agreements which pertain to options with exercise prices in excess of the market price for the Company's Common Stock at the close of business on December 28, 2005 ("Underwater Options") which have remaining vesting requirements. As a result of these amendments, all Underwater Options, which represent all outstanding options which have not yet fully-vested, became fully vested and immediately exercisable at the close of business on December 28, 2005. Prior to such amendments, all such options were subject to ratable vesting schedules over periods ranging from one to five years. Because they will be vested as of December 28, 2005, applicable options may be exercised after that date should the price of the Company's Common Stock appreciate above the original exercise prices (ranging from $11.19 to $34.80 per share). The Company's stock price closed at $11.15 on December 28, 2005. All the other terms and conditions applicable to Underwater Options still apply. Prior to such amendments, options to purchase 1,769,804 shares of the Company's Common Stock were outstanding, of which 273,138 such options were vested. As a result of such amendments, the remaining 1,496,666 options became vested in full. The Company's 2004 Stock Option, Restricted and Non-Restricted Stock Plan remains unchanged.

Framework Agreement

On December 30, 2005, Russ Berrie (UK) Limited (the "Subsidiary"), a wholly-owned subsidiary of the Company, entered into a Framework Agreement (the "Agreement") and related documents with Barclays Bank PLC ("Barclays"), with respect to the establishment of a 6.0 million British pounds receivables sale facility. Pursuant to the Agreement, the Subsidiary assigned to Barclays all existing and future accounts receivable created during the term of the Agreement, subject to an aggregate maximum limit of 6.0 million British pounds at any time outstanding. Approximately U.S.$6.6 million (approximately 3.8 million British pounds) was advanced to the Subsidiary pursuant to the Agreement on December 30, 2005.

Pursuant to the Agreement, Barclays will pay 75% of the value of eligible receivables (the "Percentage") to the Subsidiary in advance of their respective due dates, subject to applicable limits and reserves. The balance of amounts collected with respect to such eligible receivables, plus all amounts collected on non-eligible receivables, shall be paid to the Subsidiary upon collection. The Percentage will be reduced under specified circumstances. In general, the Subsidiary will conduct the collection of the receivables as agent on behalf of Barclays.

Upon execution of the Agreement, the Subsidiary paid a facility arrangement fee of 30,000 British pounds plus relevant value-added taxes. The facility is also subject to a monthly service fee of 1,750 British pounds plus the applicable value added taxes, fees incurred in



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connection with the execution of the Agreement and various banking charges.
Defaults in payments to Barclays are subject to interest at 3% above Barclay's base rate.

The Subsidiary has taken out an insurance policy with respect to the receivables subject to the Agreement with Barclays as sole loss payee (the "Policy").

The Subsidiary shall indemnify Barclays for all losses in connection with a breach of the Agreement or Policy, but such indemnity shall not apply where there is non-payment of a receivable sold pursuant to the Agreement, if Barclays is paid on the claim with respect thereto under the Policy. In connection therewith, the maximum amount that Barclays will seek to recover from the Subsidiary with respect to amounts advanced is limited to the difference between the purchase price for the receivables credited to the Subsidiary and if greater, the aggregate of all advances made with respect thereto. Notwithstanding the foregoing, if the Subsidiary fails to demand all or the portion of any receivable that remains unpaid at its maturity, or fails to take all reasonable action required by Barclays in connection with such an event, Barclays will have recourse to the Subsidiary for repayment of the receivables purchased by it under the Agreement and any part of the invoice value of the receivable not recovered by Barclays.

The Agreement contains customary representations and covenants for a transaction of its type, as well as covenants with respect to notification of the compliance status of the Company with its financial covenants under its Credit Agreement (the "Financial Covenants"), notification of amendments, waivers, or substitutions of the Financial Covenants, and notification of financial difficulties or insolvency proceedings with respect to the Subsidiary or its affiliates. The Agreement also contains specified events of default, including breaches of representations and covenants, a breach by the Company of the Financial Covenants, material adverse changes in the Subsidiary or its affiliates, a change in control of the Subsidiary or its affiliates, termination of the Policy, and insolvency or bankruptcy of the Subsidiary or its affiliates. In the event of a continuing event of default, Barclays may, among other things, accelerate any amounts due under the Agreement, discontinue payments to the Subsidiary, and/or terminate the Agreement.

The term of the Agreement is for 12 months, and it shall automatically renew for an additional 12 months upon each anniversary of its commencement, unless at least three month's prior written notice to terminate is given by either party. Either party may terminate the Agreement at any time upon 3 month's prior written notice, subject, in the case of termination by the Subsidiary prior to the expiration of the initial 12-month term, to payment of an amount equal to the service fee described above for the number of months remaining until the expiration of the initial 12-month term.

A copy of the Agreement is filed herewith as Exhibit 10.103, and is incorporated herein by reference hereto.

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Item 2  Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

The disclosures required by this Item can be found in Item 1.01 above, which is incorporation herein by reference thereto.

Section 9 -- Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibit 10.103 Framework Agreement, dated as of December 30, 2005, between Russ Berrie (UK) Limited and Barclays Bank PLC.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2006                RUSS BERRIE AND COMPANY, INC.


                                     By: /s/ Marc S. Goldfarb
                                         -------------------------------
                                         Marc S. Goldfarb
                                         Vice President and General Counsel

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                                 EXHIBIT INDEX

Exhibit
Number      Description
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10.103      Framework Agreement, dated as of December 30, 2005, between Russ
            Berrie (UK) Limited and Barclays Bank PLC.